UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 12, 2005


                             AB HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                                93-1143627
--------------------------------------------------------------------------------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

         2320 SE Ag-Bag Lane, Warrenton, OR                       97146
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

                                 (503) 861-1644
              (Registrant's telephone number, including area code)

                          AG-BAG INTERNATIONAL LIMITED
              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On January 12, 2005, the Company engaged Semple & Cooper, LLP as its principal independent accountants.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AB HOLDING GROUP, INC.



Date:  January 14, 2005                         /s/ MIKE WALLIS
                                                --------------------------------
                                                Mike Wallis
                                                Chief Financial Officer and Vice
                                                President, Finance





































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